UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

PRECISION AEROSPACE COMPONENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30185	20-4763096
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2200 Arthur Kill Road
Staten Island, NY 10309-1202
(Address of principal executive offices)

(Registrant's telephone number, including area code) (718) 356-1500

Jordan 1 Holdings Company
501 Johnstone Avenue, Suite 501
Bartlesville, OK 74003
(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountants

(i) On July 25, 2006, Jordan 1 Holdings Company (the "Company") dismissed Goff Backa Alfera & Company, LLC as its independent registered public accountants. On July 26, 2006, the Company's Board of Directors approved the decision to dismiss its independent registered public accountants, effective as of July 25, 2006.

(ii) Except for a “Going Concern” disclaimer issued by the Company’s accountants in connection with the audit of the Company’s financial statements for each of the two prior fiscal years ended December 31, 2005 and 2004, respectively, the reports of Goff Backa Alfera & Company, LLC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and up to the date of this Current Report, there have been no disagreements with Goff Backa Alfera & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Goff Backa Alfera & Company, LLC would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years the former accountant did not advise the Company with respect to items listed in Regulation S-B Item 304(a)(1)(iv)(B)).

(v) The Company has requested that Goff Backa Alfera & Company, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is included as exhibit #16.1 to this Current Report on Form 8-K.

(b) New independent accountants

The Company engaged Kempisty & Company as its new independent accountants, effective as of July 25, 2006. During the two most recent fiscal years and through March 31, 2006, the Company has not consulted with Kempisty & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Kempisty & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Exhibit
Number	Description
16.1	Copy of the letter furnished to the Company by Goff Backa Alfera & Company, LLC (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION AEROSPACE COMPONENTS, INC.

Dated: August 1, 2006	By:	/s/ Robert P. Moyer
	Name:	Robert P. Moyer
	Title:	Chief Executive Officer and
President